Significant transactions	12 Months Ended
Oct. 31, 2019
Text block [abstract]
Significant transactions

Note 3	Significant transactions

Sale of FirstCaribbean International Bank Limited
On November 8, 2019, we announced that we had entered into a definitive agreement to sell our controlling interest in FirstCaribbean International Bank Limited (CIBC FirstCaribbean) to GNB Financial Group Limited (GNB). Under the terms of the agreement, GNB will acquire 66.73% of CIBC FirstCaribbean’s outstanding shares from CIBC for total consideration of approximately US$797 million, subject to closing adjustments to reflect certain changes in CIBC FirstCaribbean’s book value prior to closing. The total consideration is comprised of approximately US$200 million in cash and secured financing provided by CIBC for the remainder. CIBC will also provide secured financing to facilitate the purchase of any shares tendered by the minority shareholders of CIBC FirstCaribbean under the take-over bid required by local securities laws. We expect to retain a minority interest in CIBC FirstCaribbean of approximately 24.9% after closing, which will be accounted for as an investment in associate using the equity method. This transaction is subject to regulatory approvals and is expected to close in 2020.
Cumulative foreign exchange translation gains, net of designated hedges, related to our investment in CIBC FirstCaribbean of approximately $280 million after-tax were included in AOCI as at October 31, 2019. Our cumulative foreign exchange translation gains relating to CIBC FirstCaribbean will be reclassified into income upon closing, and remain subject to change from movements in foreign exchange rates until closing.
Due to the valuation implied from the expected sale of our controlling interest in CIBC FirstCaribbean, we recognized a goodwill impairment charge of $135 million in the fourth quarter of 2019 (see Note 8 for additional details).
2019
Acquisition of Cleary Gull
On September 9, 2019, we completed the acquisition of substantially all of the assets and operations of Cleary Gull Inc. (Cleary Gull), a Milwaukee-based boutique investment banking firm specializing in middle-market mergers and acquisitions, private capital placement and debt advisory across the United States. Goodwill and intangible assets of $16 million were recognized as a result of the acquisition. The results of the acquired business have been consolidated from the date of close and are included in our Capital Markets strategic business unit.
Acquisition of Lowenhaupt Global Advisors
On September 1, 2019
,
we completed the acquisition of substantially all of the assets and operations of Lowenhaupt Global Advisors, LLC (LGA), a wealth advisory firm in St. Louis and New York that provides independent advice on family wealth transfer, taxation, investment portfolio allocation and business structuring. Goodwill and intangible assets of $14 million were recognized as a result of the acquisition. The results of the acquired business have been consolidated from the date of close and are included in our U.S. Commercial Banking and Wealth Management strategic business unit.
Finalization of arrangement with Air Canada
Following the close of Air Canada’s acquisition of the Aeroplan loyalty business from Aimia Inc. on January 10, 2019, we will be offering credit cards under Air Canada’s new loyalty program, which is expected to launch in 2020. This program will allow CIBC’s Aeroplan cardholders to transfer their Aeroplan Miles to Air Canada’s new loyalty program.
To secure our participation in Air Canada’s new loyalty program for a period of 10 years, we paid Air Canada $200 million plus applicable sales tax, which we recognized as an expense in the first quarter of 2019. In addition, we made a payment of $92 million plus applicable sales tax in the first quarter of 2019 as a prepayment to be applied towards future monthly payments in respect of Aeroplan Miles over a 10-year period.

2018
Acquisition of Wellington Financial
On January 5, 2018, CIBC acquired both the loan assets of Wellington Financial and its management team for a combination of cash, common shares, and exchangeable shares. The acquisition supports the launch of CIBC Innovation Banking, a full service business that delivers strategic advice and funding to North American technology and innovation clients at each stage of their business cycle, and further deepens CIBC’s capabilities and complements CIBC Bank USA’s existing commercial banking team. Goodwill of $62 million was recognized as a result of the acquisition.
The exchangeable shares issued as part of the consideration for the acquisition are economically equivalent to CIBC common shares, and are subject to various vesting and performance conditions. A portion of the exchangeable shares are treated as equity-settled share-based compensation awards, and are amortized into income over the relevant vesting periods.
The results of the acquired business have been consolidated from the date of close and are included in our Canadian Commercial Banking and Wealth Management SBU.
2017 (finalized in 2018)
Acquisition of PrivateBancorp, Inc.
On June 23, 2017, we completed the acquisition of PrivateBancorp, Inc. (PrivateBancorp) and its subsidiary, The PrivateBank and Trust Company (The PrivateBank, subsequently rebranded as CIBC Bank USA) for total consideration of US$5.0 billion (C$6.6 billion). This acquisition expands our U.S. presence which diversifies earnings and strengthens our platform for long-term growth. The acquisition also creates a platform for CIBC to deliver high-quality middle market commercial and private banking capabilities, which advances our client-focused strategy.
We acquired 100% of the outstanding share capital of PrivateBancorp for a final transaction value of US$61.00 per PrivateBancorp share. During the first quarter of 2018, we finalized the purchase price allocation, and recognized an increase in goodwill of $29 million primarily due to additional information arising from the settlement of the dispute with former PrivateBancorp shareholders who validly exercised their dissent and appraisal rights under Delaware law.
The following summarizes the total purchase consideration of $6.6 billion as of the acquisition date, including the impact of final settlement of obligation to dissenting shareholders in the first quarter of 2018:

$ millions, as at June 23, 2017
Issuance of CIBC common shares (1)	$3,443
Cash (2)	2,770
Estimated obligation payable to dissenting shareholders (3)	327
Issuance of replacement equity-settled awards (4)	72
Total purchase consideration estimated in 2017	$6,612
Adjustment to purchase consideration in 2018 (3)	$29
Total final purchase consideration	$6,641

(1)	32,137,402 CIBC common shares were issued at a price of US$80.95 per share to satisfy the equity component of the merger consideration of 0.4176 of a CIBC common share per PrivateBancorp share.
(2)	US$2.1 billion in cash was transferred to satisfy the cash component of the merger consideration of US$27.20 per PrivateBancorp share.
(3)
Former PrivateBancorp shareholders who validly exercised their dissent and appraisal rights under Delaware law did not receive the merger consideration and instead filed petitions against PrivateBancorp seeking a payment equal to the “fair value” of their PrivateBancorp shares as determined by a Delaware court following an appraisal proceeding. In such a proceeding, a Delaware court may require a purchaser to pay to the dissenting shareholders an amount more or less than, or the same as, the merger consideration. As at June 23, 2017, CIBC estimated the fair value of the obligation payable to dissenting shareholders using the final transaction value of US$61.00 per PrivateBancorp share. In November 2017, CIBC and the petitioners entered into an agreement to settle the dispute, subject to the court’s entry of an order dismissing the consolidated petition. This matter was settled in November 2017 through a combination of $162 million cash and $194 million CIBC common shares, and resulted in an increase in goodwill of $29 million.

(4)
Equity-settled share-based awards issued to employees of PrivateBancorp and The PrivateBank consisted of 190,789 replacement restricted shares and 988,544 replacement stock options with a fair value of US$54 million relating to the portion of these awards attributable to pre-acquisition service. The fair values of the restricted shares and the stock options were estimated based on the final transaction value of US$61.00 per PrivateBancorp share.

The following summarizes the fair values of identifiable assets acquired and liabilities assumed at the acquisition date that were reflected in 2017, updated for the impact of final settlement of obligation to dissenting shareholders in the first quarter of 2018:

$ millions, as at June 23, 2017
Fair values of assets acquired
Cash and non-interest-bearing deposits with banks	$280
Interest-bearing deposits with banks	441
AFS and HTM securities	5,577
Loans (1)	20,642
Other assets	33
Intangible assets (2)	370
Total fair value of identifiable assets acquired	27,343
Fair values of liabilities assumed
Deposits	24,059
Other liabilities	496
Total fair value of identifiable liabilities assumed	24,555
Fair value of identifiable net assets acquired	2,788
Goodwill	3,853
Total purchase consideration	$6,641

(1)
The fair value for loans reflects estimates of incurred and expected future credit losses at the acquisition date and interest rate premiums or discounts relative to prevailing market rates. The gross principal amount is $20.9 billion.

(2)
Intangible assets include core deposits, customer relationships, and software. Core deposit and customer relationship intangibles arising from the acquisition are amortized on a straight-line basis over estimated useful lives, which range from 3-10 years.

The goodwill recognized of $3.
9
 billion primarily reflects the expected growth of our combined U.S. Commercial Banking and Wealth Management businesses, the ability to cross sell products between SBUs, and expected synergies from the integration of certain technology and operational platforms. Goodwill is not expected to be deductible for tax purposes.
All results of operations are included in our U.S. Commercial Banking and Wealth Management SBU. In 2017, our acquisition of PrivateBancorp increased our consolidated revenue and net income by $448 million and $96 million, respectively. If our acquisition of PrivateBancorp had occurred on November 1, 2016 it would have increased our 2017 consolidated revenue and net income by $1,228 million and $304 million, respectively. These amounts exclude transaction and integration costs, which are primarily recognized in non-interest expenses and included in Corporate and Other.
Acquisition of Geneva Advisors
On August 31, 2017, we completed the acquisition of Geneva Advisors, LLC (Geneva Advisors), an independent private wealth management firm, for total estimated consideration of US$179 million (C$224 million). This acquisition expand
s
CIBC’s private wealth management client base and investment management capabilities in the U.S. The purchase price consisted of $39 million of cash consideration and 1,204,344 CIBC common shares valued at $126 million, plus estimated contingent consideration of $59 million to be paid over the next three years subject to future performance conditions being met. Contingent consideration of up to US$65 million may ultimately be payable dependent upon the level of achievement of future performance conditions.
The following summarizes the fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

$ millions, as at August 31, 2017
Cash	$12
Other assets	2
Intangible assets (1)	102
Other liabilities	(12)
Fair value of identifiable net assets acquired	104
Goodwill (2)	120
Total purchase consideration	$224

(1)
Intangible assets include customer relationships and contract-based intangibles. The customer relationship intangible asset arising from the acquisition is amortized on a straight-line basis over an estimated useful life of 7 years. Contract-based intangibles arising from the acquisition are amortized on a straight-line basis over estimated useful lives, which range from 5 to 9 years.

(2)	Goodwill is expected to be deductible for tax purposes.
During the first quarter of 201
8
, we finalized the purchase price allocation. No adjustments were recorded as a result of the finalization.
All results of operations are included in our U.S. Commercial Banking and Wealth Management
strategic business unit
. Transaction and integration costs are included in Corporate and Other.